UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 27, 2019

McDermott International, Inc.

(Exact name of registrant as specified in its charter)

REPUBLIC OF PANAMA	001-08430	72-0593134
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

757 N. Eldridge Parkway Houston, Texas		77079
(Address of principal executive offices)		(Zip Code)

Registrant’s Telephone Number, including Area Code: (281) 870-5000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 27, 2019, the Compensation Committee (the “Compensation Committee”) of the Board of Directors (the “Board”) of McDermott International, Inc. (“McDermott”) took the following actions relating to the compensation of McDermott’s chief executive officer, chief financial officer, each executive officer listed in the Summary Compensation Table in McDermott’s proxy statement for its 2018 Annual Meeting of Stockholders and each other executive officer expected to be listed in the Summary Compensation Table in McDermott’s proxy statement for its 2019 Annual Meeting of Stockholders (collectively, the “Named Executive Officers”).

2019 Annual Base Salaries. The Compensation Committee made no adjustments to 2019 annual base salaries for the Named Executive Officers.

2019 Annual Cash Bonus. The Compensation Committee established 2019 annual target award opportunities for participants in McDermott’s Executive Incentive Compensation Plan (the “EICP”), including the Named Executive Officers, for 2019 as follows:

Named Executive Officer	Target EICP Award Opportunity (as a percentage of annual base salary in effect as of September 30, 2019)
David Dickson	125%
Stuart Spence	100%
Samik Mukherjee	100%
John Freeman	85%
Linh Austin	70%
Brian McLaughlin	70%
Scott Munro	70%
Ian Prescott	70%

In connection with the 2019 EICP awards, the Compensation Committee approved financial metric performance goals based on McDermott’s earnings before interest, taxes, depreciation and amortization (“EBITDA”) and free cash flow, weighted as set forth below. The financial metrics may be adjusted to exclude the impacts of restructuring and any other unusual items as recommended by management and approved by the Compensation Committee. McDermott’s financial performance against the stated goals will determine the threshold (0.5x), target (1.0x) and maximum (2.0x) possible funding for each financial performance goal, with the weighted sum of each funding multiple determining the pool funding multiple for the year (the “Pool Funding Multiple”):

Weight	Financial Metric Performance Goals	Performance Level	Funding Multiple
50%	EBITDA	Threshold	0.5x
		Target	1.0x
		Maximum	2.0x
50%	Free Cash Flow	Threshold	0.5x
		Target	1.0x
		Maximum	2.0x

The Pool Funding Multiple will then be, for each participant in the EICP, multiplied by the product of (1) such participant’s Target EICP Award Opportunity and (2) such participant’s annual base salary in effect as of September 30, 2019, and such amounts will be aggregated to determine the total amount of the EICP bonus pool for

2019 (the “EICP Pool”). However, the Compensation Committee determined that the EICP Pool will not be more than 2.0x the product of (1) the aggregate dollar amount of the participants’ Target Award Opportunities and (2) the participants’ annual base salary in effect as of September 30, 2019.

In no event may any Named Executive Officer’s annual bonus exceed two times his or her respective Target EICP Award Opportunity, and no participant is guaranteed a minimum award under the EICP. The Compensation Committee has the discretion to increase or decrease the amount of any payout in its sole discretion.

A participant’s actual bonus award will be determined by achievement of the participant’s individual performance goals, in each case in accordance with objective measures required by the terms of the EICP and the exercise of the Compensation Committee’s discretion.

2019 Long-Term Incentive. The Compensation Committee approved the type of grant and form of grant agreement to be used in connection with the 2019 annual long-term incentive awards for the Named Executive Officers. The 2019 awards consist of, for each Named Executive Officer, a grant of restricted stock units and performance units in the approximate grant date fair value amount set forth below. The grants for each Named Executive Officer, with the exception of Mr. Mukherjee, were made pursuant to the 2016 McDermott International, Inc. Long-Term Incentive Plan (the “2016 LTIP”), and the grants to Mr. Mukherjee were made pursuant to the amended and restated Chicago Bridge & Iron 2008 Long-Term Incentive Plan (the “CB&I 2008 LTIP”). The terms and conditions of the 2019 grants under the 2016 LTIP and the amended and restated CB&I 2008 LTIP are consistent in all material respects. The foregoing description of the grants of restricted stock units and performance units is a summary and is qualified in its entirety by reference to the forms of the restricted stock unit and performance unit grant agreements, which are included as Exhibits 10.1 and 10.2 to this report.

Named Executive Officer	Restricted Stock Units	Performance Units
David Dickson	$4,150,000	$4,150,000
Stuart Spence	$1,000,000	$1,000,000
Samik Mukherjee	$1,000,000	$1,000,000
John Freeman	$600,000	$600,000
Linh Austin	$300,000	$300,000
Brian McLaughlin	$362,500	$362,500
Scott Munro	$200,000	$200,000
Ian Prescott	$275,000	$275,000

Perquisite Program. The Compensation Committee approved a perquisite program for certain of our executive officers, including each of the Named Executive Officers. The perquisite program provides for financial planning services and an executive physical, to be reimbursed to the participant or paid directly to the participant’s provider of choice, in a combined amount not to exceed $20,000. No other perquisites are provided to executive officers, with the exception of company-required spousal travel for (1) the Chief Executive Officer, and (2) the remaining Named Executive Officers, as approved by the Chief Executive Officer.

Deferred Compensation Plan Company Contribution. The Compensation Committee approved a 2019 company contribution under the McDermott International, Inc. Director and Executive Officer Deferred Compensation Plan (the “Deferred Compensation Plan”) for certain of our executive officers, including the Named Executive Officers, in an amount equal to 5% of Compensation (as defined in the Deferred Compensation Plan) received from McDermott during 2018. Additionally, Mr. Mukherjee received a discretionary contribution from McDermott under the Deferred Compensation Plan in the amount of $17,853, which amount is equal in value to 5% of the amount of base salary he would have earned for the period from January 1, 2018 through his date of hire.

Change in Control Agreements. The Compensation Committee approved a new form of Change in Control Agreement for each executive officer who currently has a Change in Control Agreement, with the exception of Messrs. Dickson and Spence. The new form of Change in Control Agreement is consistent in all material respects with the form of Change in Control Agreement being replaced, except that the term of the new form of Change in Control Agreement will extend for an additional three years, from March 16, 2019 through March 15, 2022, and the form of Change in Control Agreement for Messrs. Mukherjee, Austin, McLaughlin, Munro, Prescott and other operational executive officers (the “Operational Officers”) contains a non-competition provision. The foregoing description is a summary and is qualified in its entirety by reference to the form of Change in Control Agreement filed as Exhibit 10.3 and form of Change in Control Agreement for Operational Officers filed as Exhibit 10.4 to this report.

Amendment and Restatement of Chicago Bridge & Iron 2008 Long-Term Incentive Plan. The Compensation Committee and the Board approved the amendment and restatement of the CB&I 2008 LTIP, the sponsorship of which was assumed by McDermott in connection with its combination with Chicago Bridge & Iron Company N.V., in order to ensure consistency for participants in the terms and conditions of the 2019 long-term incentive award agreements. The amendments to the CB&I 2008 LTIP effectively conform the terms and conditions of the CB&I 2008 LTIP to McDermott’s existing 2016 LTIP with respect to future awards and did not constitute any material modification to the original CB&I 2008 LTIP. The foregoing description of the amended and restated CB&I 2008 LTIP is a summary and is qualified in its entirety by reference to the amended and restated CB&I 2008 LTIP filed as Exhibit 10.5 to this report.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

EXHIBIT INDEX

10.1	Form of 2019 Restricted Stock Unit Grant Agreement.

10.2	Form of 2019 Performance Unit Grant Agreement.

10.3	Form of Change in Control Agreement.

10.4	Form of Change in Control Agreement for Operational Officers.

10.5	Amended and Restated Chicago Bridge & Iron 2008 LTIP.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

McDERMOTT INTERNATIONAL, INC.

By:	/s/ Stuart A. Spence
Stuart A. Spence
Executive Vice President and Chief Financial Officer

March 5, 2019

5